SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 6, 2003

                          GENTIVA HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-15669                  36-4335801
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)

3 Huntington Quadrangle, 2S, Melville, New York                   11747-8943
   (Address of Principal Executive Offices)                       (Zip Code)

                     (631) 501-7000 (Registrant's telephone
                          number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits.

        The following exhibit is filed herewith:

Exhibit No.      Description
-----------      -----------
99.1             Press Release

Item 9. Regulation FD Disclosure (also provides information required under Item 12 "Results of Operations and Financial Condition").

The information contained in this Current Report on Form 8-K, which is required by Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

On May 6, 2003 Gentiva Health Services, Inc. (the "Company") issued a press release on the subject of 2003 first quarter consolidated earnings for the Company. A copy of such release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 9 and Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENTIVA HEALTH SERVICES, INC.
                                           (Registrant)

                                          /s/ John R. Potapchuk
                                          ---------------------------------
                                          John R. Potapchuk
                                          Senior Vice President and
                                          Chief Financial Officer

Date:  May 6, 2003